The Allstate Corporation Investor Supplement Fourth Quarter 2024 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - Fourth Quarter 2024 Table of Contents Consolidated Operations Protection Services Condensed Consolidated Statements of Operations 1 Segment Results 11 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Allstate Health and Benefits Return on Allstate Common Shareholders' Equity 4 Segment Results and Other Statistics 12 Policies in Force 5 Corporate and Other Property-Liability Segment Results 13 Results 6 Allstate Protection Investments Profitability Measures 7 Investment Position and Results 14 Impact of Net Rate Changes Implemented on Premiums Written 8 Investment Position and Results by Strategy 15 Auto Profitability Measures and Statistics 9 Homeowners Profitability Measures and Statistics 10 Definitions of Non-GAAP Measures 16,17 Glossary 18 Items included in the glossary are denoted with a caret (^) the first time used.

The Allstate Corporation
Condensed Consolidated Statements of Operations

(In millions, except per share data)	Three months ended								Twelve months ended	
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Revenues										
Property and casualty insurance premiums ^	$ 14,591	$ 14,333	$ 13,952	$ 13,512	$ 13,188	$ 12,839	$ 12,470	$ 12,173	$ 56,388	$ 50,670
Accident and health insurance premiums and contract charges ^	482	487	474	478	467	463	453	463	1,921	1,846
Other revenue ^	801	781	679	669	650	592	597	561	2,930	2,400
Net investment income	833	783	712	764	604	689	610	575	3,092	2,478
Net gains (losses) on investments and derivatives	(201)	243	(103)	(164)	(77)	(86)	(151)	14	(225)	(300)
Total revenues	16,506	16,627	15,714	15,259	14,832	14,497	13,979	13,786	64,106	57,094
Costs and expenses										
Property and casualty insurance claims and claims expense	9,024	10,409	10,801	9,501	8,780	10,237	11,727	10,326	39,735	41,070
Accident, health and other policy benefits	337	317	291	296	286	262	258	265	1,241	1,071
Amortization of deferred policy acquisition costs	2,062	2,037	2,001	1,939	1,904	1,841	1,789	1,744	8,039	7,278
Operating costs and expenses	2,505	2,217	2,019	1,885	1,864	1,771	1,786	1,716	8,626	7,137
Pension and other postretirement remeasurement (gains) losses	(52)	26	(9)	(2)	(47)	149	(40)	(53)	(37)	9
Restructuring and related charges	10	28	13	10	28	87	27	27	61	169
Amortization of purchased intangibles	70	71	70	69	83	83	82	81	280	329
Interest expense	101	104	98	97	107	88	98	86	400	379
Total costs and expenses	14,057	15,209	15,284	13,795	13,005	14,518	15,727	14,192	58,345	57,442
Income (loss) from operations before income tax expense	2,449	1,418	430	1,464	1,827	(21)	(1,748)	(406)	5,761	(348)
Income tax expense (benefit)	559	254	83	266	340	(17)	(373)	(85)	1,162	(135)
Net income (loss)	1,890	1,164	347	1,198	1,487	(4)	(1,375)	(321)	4,599	(213)
Less: Net income (loss) attributable to noncontrolling interest	(38)	(26)	16	(20)	(2)	1	(23)	(1)	(68)	(25)
Net income (loss) attributable to Allstate	1,928	1,190	331	1,218	1,489	(5)	(1,352)	(320)	4,667	(188)
Less: Preferred stock dividends	29	29	30	29	29	36	37	26	117	128
Net income (loss) applicable to common shareholders	$ 1,899	$ 1,161	$ 301	$ 1,189	$ 1,460	$ (41)	$ (1,389)	$ (346)	$ 4,550	$ (316)
Earnings per common share										
Net income (loss) applicable to common shareholders per common share - Basic	$ 7.16	$ 4.39	$ 1.14	$ 4.51	$ 5.57	$ (0.16)	$ (5.29)	$ (1.31)	$ 17.22	$ (1.20)
Weighted average common shares - Basic	265.1	264.6	264.1	263.5	262.2	261.8	262.6	263.5	264.3	262.5
Net income (loss) applicable to common shareholders per common share - Diluted [1]	$ 7.07	$ 4.33	$ 1.13	$ 4.46	$ 5.52	$ (0.16)	$ (5.29)	$ (1.31)	$ 16.99	$ (1.20)
Weighted average common shares - Diluted [1]	268.7	268.0	267.1	266.5	264.7	261.8	262.6	263.5	267.8	262.5
Weighted average dilutive potential common shares excluded due to net loss applicable to common shareholders [1]	—	—	—	—	—	1.5	1.7	2.6	—	2.2
Cash dividends declared per common share	$ 0.92	$ 0.92	$ 0.92	$ 0.92	$ 0.89	$ 0.89	$ 0.89	$ 0.89	$ 3.68	$ 3.56

[1] In periods where a net loss is reported, weighted average shares for basic earnings per share is used for calculating diluted earnings per share because all dilutive potential common shares are anti-dilutive and are therefore excluded from the calculation.

The Allstate Corporation 4Q24 Supplement

1

The Allstate Corporation
Contribution to Income

(In millions, except per share data)	Three months ended								Twelve months ended	
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Contribution to income										
Net income (loss) applicable to common shareholders	$ 1,899	$ 1,161	$ 301	$ 1,189	$ 1,460	$ (41)	$ (1,389)	$ (346)	$ 4,550	$ (316)
Net (gains) losses on investments and derivatives	201	(243)	103	164	77	86	151	(14)	225	300
Pension and other postretirement remeasurement (gains) losses	(52)	26	(9)	(2)	(47)	149	(40)	(53)	(37)	9
Amortization of purchased intangibles	70	71	70	69	83	83	82	81	280	329
(Gain) loss on disposition	(10)	(1)	(1)	(4)	(8)	5	8	(9)	(16)	(4)
Non-recurring costs	—	—	—	—	—	—	90 [2]	—	—	90 [2]
Income tax expense (benefit)	(46)	34	(35)	(49)	(24)	(68)	(64)	(1)	(96)	(157)
Adjusted net income (loss) *	$ 2,062	$ 1,048	$ 429	$ 1,367	$ 1,541	$ 214	$ (1,162)	$ (342)	$ 4,906	$ 251
Income per common share - Diluted										
Net income (loss) applicable to common shareholders [1]	$ 7.07	$ 4.33	$ 1.13	$ 4.46	$ 5.52	$ (0.16)	(5.29)	$ (1.31)	$ 16.99	$ (1.20)
Net (gains) losses on investments and derivatives	0.75	(0.91)	0.38	0.62	0.29	0.33	0.58	(0.05)	0.84	1.13
Pension and other postretirement remeasurement (gains) losses	(0.20)	0.10	(0.03)	(0.01)	(0.18)	0.57	(0.15)	(0.20)	(0.14)	0.04
Amortization of purchased intangibles	0.26	0.26	0.26	0.26	0.31	0.31	0.31	0.31	1.05	1.24
(Gain) loss on disposition	(0.04)	—	—	(0.02)	(0.03)	0.02	0.03	(0.04)	(0.06)	(0.01)
Non-recurring costs	—	—	—	—	—	—	0.34 [2]	—	—	0.34 [2]
Income tax expense (benefit)	(0.17)	0.13	(0.13)	(0.18)	(0.09)	(0.26)	(0.24)	(0.01)	(0.36)	(0.59)
Adjusted net income (loss) * [1]	$ 7.67	$ 3.91	$ 1.61	$ 5.13	$ 5.82	$ 0.81	$ (4.42)	$ (1.30)	$ 18.32	$ 0.95
Weighted average common shares - Diluted [1]	268.7	268.0	267.1	266.5	264.7	263.3	262.6	263.5	267.8	264.7
Weighted average dilutive potential common shares excluded due to net loss applicable to common shareholders [1]	—	—	—	—	—	1.5	1.7	2.6	—	2.2

[1] In periods where a net loss or adjusted net loss is reported, weighted average shares for basic earnings per share is used for calculating diluted earnings per share because all dilutive potential common shares are anti-dilutive and are therefore excluded from the calculation.
[2] Relates to settlement costs for non-recurring litigation that is outside of the ordinary course of business.

The Allstate Corporation 4Q24 Supplement 2

The Allstate Corporation
Book Value per Common Share and Debt to Capital

($ in millions, except per share data)	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023
Book value per common share								
Numerator:								
Allstate common shareholders' equity [1]	$ 19,441	$ 18,876	$ 16,592	$ 16,638	$ 15,769	$ 12,592	$ 13,516	$ 15,524
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding [2]	268.7	268.3	267.0	267.2	265.5	263.5	263.5	264.7
Book value per common share	$ 72.35	$ 70.35	$ 62.14	$ 62.27	$ 59.39	$ 47.79	$ 51.29	$ 58.65
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities								
Numerator:								
Allstate common shareholders' equity [1]	$ 19,441	$ 18,876	$ 16,592	$ 16,638	$ 15,769	$ 12,592	$ 13,516	$ 15,524
Less: Unrealized net capital gains and losses on fixed income securities	(779)	364	(939)	(813)	(597)	(2,509)	(1,843)	(1,575)
Adjusted Allstate common shareholders' equity	$ 20,220	$ 18,512	$ 17,531	$ 17,451	$ 16,366	$ 15,101	$ 15,359	$ 17,099
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding [2]	268.7	268.3	267.0	267.2	265.5	263.5	263.5	264.7
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 75.25	$ 69.00	$ 65.66	$ 65.31	$ 61.64	$ 57.31	$ 58.29	$ 64.60
Total debt	$ 8,085	$ 8,083	$ 8,082	$ 7,938	$ 7,942	$ 7,946	$ 7,949	$ 8,452
Total capital resources	$ 29,527	$ 28,960	$ 26,675	$ 26,577	$ 25,712	$ 22,539	$ 23,466	$ 25,946
Ratio of debt to Allstate shareholders' equity	37.7 %	38.7 %	43.5 %	42.6 %	44.7 %	54.5 %	51.2 %	48.3 %
Ratio of debt to capital resources	27.4 %	27.9 %	30.3 %	29.9 %	30.9 %	35.3 %	33.9 %	32.6 %

(1) Excludes equity related to preferred stock of $2,001 milion as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023 and $1,970 million as of March 31, 2023.

(2) Common shares outstanding were 264,969,685 and 262,496,775 as of December 31, 2024 and December 31, 2023, respectively.

The Allstate Corporation 4Q24 Supplement

3

The Allstate Corporation
Return on Allstate Common Shareholders' Equity

($ in millions)

	As of or for the twelve months ended							
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023
Return on Allstate common shareholders' equity								
Numerator:								
Net income (loss) applicable to common shareholders	$ 4,550	$ 4,111	$ 2,909	$ 1,219	$ (316)	$ (2,079)	$ (2,723)	$ (2,374)
Denominator:								
Beginning Allstate common shareholders' equity	$ 15,769	$ 12,592	$ 13,516	$ 15,524	$ 15,518	$ 15,713	$ 18,094	$ 21,105
Ending Allstate common shareholders' equity [1]	19,441	18,876	16,592	16,638	15,769	12,592	13,516	15,524
Average Allstate common shareholders' equity ^	$ 17,605	$ 15,734	$ 15,054	$ 16,081	$ 15,644	$ 14,153	$ 15,805	$ 18,315
Return on Allstate common shareholders' equity	25.8 %	26.1 %	19.3 %	7.6 %	(2.0) %	(14.7) %	(17.2) %	(13.0) %
Adjusted net income (loss) return on Allstate common shareholders' equity								
Numerator:								
Adjusted net income (loss) *	$ 4,906	$ 4,385	$ 3,551	$ 1,960	$ 251	$ (1,641)	$ (2,266)	$ (1,311)
Denominator:								
Beginning Allstate common shareholders' equity	$ 15,769	$ 12,592	$ 13,516	$ 15,524	$ 15,518	$ 15,713	$ 18,094	$ 21,105
Less: Unrealized net capital gains and losses	(604)	(2,512)	(1,845)	(1,573)	(2,255)	(2,929)	(2,140)	(996)
Adjusted beginning Allstate common shareholders' equity	16,373	15,104	15,361	17,097	17,773	18,642	20,234	22,101
Ending Allstate common shareholders' equity [1]	19,441	18,876	16,592	16,638	15,769	12,592	13,516	15,524
Less: Unrealized net capital gains and losses	(771)	361	(938)	(819)	(604)	(2,512)	(1,845)	(1,573)
Adjusted ending Allstate common shareholders' equity	20,212	18,515	17,530	17,457	16,373	15,104	15,361	17,097
Average adjusted Allstate common shareholders' equity ^	$ 18,293	$ 16,810	$ 16,446	$ 17,277	$ 17,073	$ 16,873	$ 17,798	$ 19,599
Adjusted net income (loss) return on Allstate common shareholders' equity *	26.8 %	26.1 %	21.6 %	11.3 %	1.5 %	(9.7) %	(12.7) %	(6.7) %

[1] Excludes equity related to preferred stock of $2,001 milion as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023 and $1,970 million as of March 31, 2023.

The Allstate Corporation 4Q24 Supplement 4

The Allstate Corporation
Policies in Force

	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023
Policies in force statistics (in thousands) [(1)]								
Allstate Protection								
Auto	24,936	24,998	25,124	25,207	25,283	25,376	25,520	25,733
Homeowners	7,511	7,483	7,426	7,364	7,338	7,297	7,268	7,262
Other personal lines	4,870	4,877	4,871	4,849	4,863	4,884	4,890	4,913
Commercial lines	213	238	256	273	284	296	307	307
Total	37,530	37,596	37,677	37,693	37,768	37,853	37,985	38,215
Protection Services								
Allstate Protection Plans	159,761	156,818	151,172	148,086	145,292	140,648	138,172	136,591
Allstate Dealer Services	3,710	3,703	3,733	3,758	3,776	3,813	3,825	3,839
Allstate Roadside	758	670	604	565	553	554	545	536
Allstate Identity Protection	2,511	2,538	2,510	3,031	2,884	2,965	3,222	3,206
Total	166,740	163,729	158,019	155,440	152,505	147,980	145,764	144,172
Allstate Health and Benefits								
Employer voluntary benefits ^	3,464	3,556	3,577	3,594	3,590	3,710	3,736	3,799
Group health ^	140	140	148	146	136	134	131	127
Individual health ^	471	462	456	453	417	412	406	413
Total	4,075	4,158	4,181	4,193	4,143	4,256	4,273	4,339
Total policies in force	208,345	205,483	199,877	197,326	194,416	190,089	188,022	186,726

(1) Policy counts are based on items rather than customers.

- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- Lender-placed policies are excluded from policy counts because relationships are with the lenders.
- Allstate Roadside reflects memberships in force and does not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- Allstate Protection Plans represents active consumer product protection plans.
- Allstate Identity Protection reflects individual customer counts for identity protection products.
- Allstate Health and Benefits reflects certificate counts as opposed to group counts.

The Allstate Corporation 4Q24 Supplement 5

The Allstate Corporation
Property-Liability Results

($ in millions, except ratios)

	Three months ended								Twelve months ended	
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Premiums written	$ 13,757	$ 14,707	$ 14,279	$ 13,183	$ 12,640	$ 13,304	$ 12,620	$ 11,783	$ 55,926	$ 50,347
Decrease (increase) in unearned premiums	267	(1,075)	(921)	(237)	(42)	(1,082)	(753)	(127)	(1,966)	(2,004)
Other	(91)	62	(19)	(46)	3	48	54	(21)	(94)	84
Premiums earned	13,933	13,694	13,339	12,900	12,601	12,270	11,921	11,635	53,866	48,427
Other revenue	493	531	441	430	410	393	389	353	1,895	1,545
Claims and claims expense	(8,871)	(10,249)	(10,649)	(9,349)	(8,621)	(10,077)	(11,575)	(10,180)	(39,118)	(40,453)
Amortization of deferred policy acquisition costs	(1,699)	(1,696)	(1,673)	(1,608)	(1,589)	(1,533)	(1,496)	(1,452)	(6,676)	(6,070)
Operating costs and expenses	(1,966)	(1,710)	(1,537)	(1,417)	(1,394)	(1,333)	(1,249)	(1,279)	(6,630)	(5,255)
Restructuring and related charges	(6)	(23)	(15)	(7)	(22)	(74)	(26)	(21)	(51)	(143)
Amortization of purchased intangibles	(52)	(52)	(51)	(51)	(60)	(60)	(58)	(57)	(206)	(235)
Underwriting income (loss) [(1)]	$ 1,832	$ 495	$ (145)	$ 898	$ 1,325	$ (414)	$ (2,094)	$ (1,001)	$ 3,080	$ (2,184)
Catastrophe losses	$ (410)	$ (1,703)	$ (2,120)	$ (731)	$ (68)	$ (1,181)	$ (2,696)	$ (1,691)	$ (4,964)	$ (5,636)
Claims expense excluding catastrophe expense ^	(758)	(736)	(713)	(696)	(735)	(707)	(687)	(670)	(2,903)	(2,799)
Operating ratios and reconciliations to underlying ratios										
Loss ratio	63.7	74.9	79.8	72.4	68.4	82.2	97.1	87.5	72.6	83.5
Effect of catastrophe losses	(2.9)	(12.4)	(15.9)	(5.7)	(0.5)	(9.6)	(22.6)	(14.5)	(9.2)	(11.6)
Effect of non-catastrophe prior year reserve reestimates	(0.6)	(0.4)	0.5	(0.1)	(1.6)	(1.4)	(1.6)	(0.3)	(0.2)	(1.2)
Underlying loss ratio *	60.2	62.1	64.4	66.6	66.3	71.2	72.9	72.7	63.2	70.7
Expense ratio ^	23.2	21.5	21.3	20.6	21.1	21.2	20.5	21.1	21.7	21.0
Effect of amortization of purchased intangibles	(0.4)	(0.4)	(0.4)	(0.3)	(0.5)	(0.5)	(0.5)	(0.5)	(0.3)	(0.5)
Underlying expense ratio *	22.8	21.1	20.9	20.3	20.6	20.7	20.0	20.6	21.4	20.5
Effect of advertising expense	(4.7)	(3.8)	(3.0)	(2.2)	(1.5)	(1.4)	(0.9)	(1.3)	(3.5)	(1.3)
Effect of restructuring and related charges	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	(0.6)	(0.2)	(0.2)	(0.2)	(0.3)
Adjusted underwriting expense ratio *	18.0	17.2	17.8	18.0	18.9	18.7	18.9	19.1	17.7	18.9
Claims expense ratio excluding catastrophe expense ^	5.4	5.4	5.3	5.4	5.8	5.8	5.8	5.8	5.4	5.8
Adjusted expense ratio *	23.4	22.6	23.1	23.4	24.7	24.5	24.7	24.9	23.1	24.7
Combined ratio	86.9	96.4	101.1	93.0	89.5	103.4	117.6	108.6	94.3	104.5
Effect of catastrophe losses	(2.9)	(12.4)	(15.9)	(5.7)	(0.5)	(9.6)	(22.6)	(14.5)	(9.2)	(11.6)
Effect of non-catastrophe prior year reserve reestimates	(0.6)	(0.4)	0.5	(0.1)	(1.6)	(1.4)	(1.6)	(0.3)	(0.2)	(1.2)
Effect of amortization of purchased intangibles	(0.4)	(0.4)	(0.4)	(0.3)	(0.5)	(0.5)	(0.5)	(0.5)	(0.3)	(0.5)
Underlying combined ratio *	83.0	83.2	85.3	86.9	86.9	91.9	92.9	93.3	84.6	91.2
Effect of Run-off Property-Liability on combined ratio	0.1	0.5	—	—	0.1	0.7	0.1	—	0.2	0.2
[(1)] **Underwriting income (loss)**										
Allstate Protection	$ 1,837	$ 555	$ (142)	$ 903	$ 1,331	$ (331)	$ (2,092)	(998)	$ 3,153	$ (2,090)
Run-off Property-Liability	(5)	(60)	(3)	(5)	(6)	(83)	(2)	(3)	(73)	(94)
Property-Liability	$ 1,832	$ 495	$ (145)	$ 898	$ 1,325	$ (414)	$ (2,094)	$ (1,001)	$ 3,080	$ (2,184)
Other financial information										
Net investment income	$ 757	$ 708	$ 643	$ 702	$ 538	$ 627	$ 544	$ 509	$ 2,810	$ 2,218
Income tax (expense) benefit on operations	(596)	(217)	(113)	(308)	(343)	(43)	320	91	(1,234)	25
Net income (loss) attributable to noncontrolling interest, after-tax	(38)	(25)	16	(20)	(2)	2	(23)	(1)	(67)	(24)
Amortization of purchased intangibles	(52)	(52)	(51)	(51)	(60)	(60)	(58)	(57)	(206)	(235)

The Allstate Corporation 4Q24 Supplement

6

The Allstate Corporation
Allstate Protection Profitability Measures

($ in millions, except ratios)

	Three months ended								Twelve months ended	
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Premiums written										
Auto	$ 9,116	$ 9,539	$ 9,284	$ 9,357	$ 8,570	$ 8,770	$ 8,269	$ 8,349	$ 37,296	$ 33,958
Homeowners	3,624	4,073	3,845	2,874	3,144	3,525	3,381	2,534	14,416	12,584
Other personal lines	746	817	845	660	620	676	675	548	3,068	2,519
Commercial lines	84	104	150	157	153	140	200	227	495	720
Other business lines ^	187	174	155	135	153	193	95	125	651	566
Total	$ 13,757	$ 14,707	$ 14,279	$ 13,183	$ 12,640	$ 13,304	$ 12,620	$ 11,783	$ 55,926	$ 50,347
Net premiums earned										
Auto	$ 9,348	$ 9,270	$ 9,079	$ 8,778	$ 8,566	$ 8,345	$ 8,121	$ 7,908	$ 36,475	$ 32,940
Homeowners	3,548	3,403	3,255	3,154	3,077	2,969	2,883	2,810	13,360	11,739
Other personal lines	745	718	701	659	630	608	587	562	2,823	2,387
Commercial lines	131	151	158	169	183	194	202	232	609	811
Other business lines	161	152	146	140	145	154	128	123	599	550
Total	$ 13,933	$ 13,694	$ 13,339	$ 12,900	$ 12,601	$ 12,270	$ 11,921	$ 11,635	$ 53,866	$ 48,427
Underwriting income (loss)										
Auto	$ 603	$ 486	$ 370	$ 351	$ 93	$ (178)	$ (678)	$ (346)	$ 1,810	$ (1,109)
Homeowners	1,070	60	(375)	564	1,169	(131)	(1,307)	(534)	1,319	(803)
Other personal lines	133	(18)	(55)	7	114	6	(70)	(89)	67	(39)
Commercial lines	(16)	(16)	(138)	(70)	(84)	(60)	(61)	(60)	(240)	(265)
Other business lines	45	40	52	48	37	28	21	29	185	115
Answer Financial	2	3	4	3	2	4	3	2	12	11
Total	$ 1,837	$ 555	$ (142)	$ 903	$ 1,331	$ (331)	$ (2,092)	$ (998)	$ 3,153	$ (2,090)
Claims expense excluding catastrophe expense	$ 756	$ 732	$ 711	$ 695	$ 733	$ 703	$ 685	$ 668	$ 2,894	$ 2,789
Operating ratios and reconciliations to underlying ratios										
Loss ratio	63.6	74.4	79.8	72.4	68.3	81.5	97.0	87.5	72.4	83.3
Effect of catastrophe losses	(2.9)	(12.4)	(15.9)	(5.7)	(0.5)	(9.6)	(22.6)	(14.5)	(9.2)	(11.6)
Effect of non-catastrophe prior year reserve reestimates	(0.5)	0.1	0.5	(0.1)	(1.5)	(0.7)	(1.5)	(0.3)	—	(1.0)
Underlying loss ratio *	60.2	62.1	64.4	66.6	66.3	71.2	72.9	72.7	63.2	70.7
Expense ratio	23.2	21.5	21.3	20.6	21.1	21.2	20.5	21.1	21.7	21.0
Effect of amortization of purchased intangibles	(0.4)	(0.4)	(0.4)	(0.3)	(0.5)	(0.5)	(0.5)	(0.5)	(0.3)	(0.5)
Underlying expense ratio *	22.8	21.1	20.9	20.3	20.6	20.7	20.0	20.6	21.4	20.5
Effect of advertising expense	(4.7)	(3.8)	(3.0)	(2.2)	(1.5)	(1.4)	(0.9)	(1.3)	(3.5)	(1.3)
Effect of restructuring and related charges	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	(0.6)	(0.2)	(0.2)	(0.2)	(0.3)
Adjusted underwriting expense ratio *	18.0	17.2	17.8	18.0	18.9	18.7	18.9	19.1	17.7	18.9
Combined ratio	86.8	95.9	101.1	93.0	89.4	102.7	117.5	108.6	94.1	104.3
Underlying combined ratio *	83.0	83.2	85.3	86.9	86.9	91.9	92.9	93.3	84.6	91.2
Claims expense ratio excluding catastrophe expense	5.4	5.3	5.3	5.4	5.8	5.7	5.7	5.7	5.4	5.8

The Allstate Corporation 4Q24 Supplement 7

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written

	Three months ended December 31, 2024			Three months ended September 30, 2024		
	Number of locations [1]	Total (%) [2] [3]	Location specific (%) [4]	Number of locations	Total (%) [3]	Location specific (%)
Auto	33	0.9	4.8	39	2.7	7.6
Homeowners [5]	32	3.7	9.5	23	2.9	16.3

	Three months ended June 30, 2024			Three months ended March 31, 2024		
	Number of locations	Total (%) [3]	Location specific (%)	Number of locations	Total (%) [3]	Location specific (%)
Auto	38	1.1	6.8	41	2.8	8.7
Homeowners [5]	23	1.2	10.8	26	3.2	11.8

(1) Refers to the number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented.

(2) Represents the impact in the locations where rate changes were implemented during the period as a percentage of total prior year-end premiums written.

(3) Implemented auto insurance rate increases totaled $309 million in the fourth quarter of 2024, after implementing $919 million, $385 million and $930 million in the third, second and first quarters of 2024, respectively.

(4) Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(5) Excludes the impact to average premium from inflation in insured home replacement costs and other aging factor adjustments, which could be significant.

The Allstate Corporation 4Q24 Supplement 8

The Allstate Corporation
Auto Profitability Measures and Statistics

($ in millions, except ratios)	Three months ended								Twelve months ended	
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Allstate Protection										
Premiums written	$ 9,116	$ 9,539	$ 9,284	$ 9,357	$ 8,570	$ 8,770	$ 8,269	$ 8,349	$ 37,296	$ 33,958
Net premiums earned	9,348	9,270	9,079	8,778	8,566	8,345	8,121	7,908	36,475	32,940
Underwriting income (loss)	603	486	370	351	93	(178)	(678)	(346)	1,810	(1,109)
Operating ratios and reconciliations to underlying ratios										
Loss ratio	69.3	71.9	74.2	75.4	78.5	81.4	87.9	83.4	72.7	82.8
Effect of catastrophe losses	(0.6)	(3.0)	(3.9)	(1.2)	(0.3)	(2.6)	(4.2)	(1.2)	(2.2)	(2.1)
Effect of non-catastrophe prior year reserve reestimates ("PYRR")	0.4	0.6	1.9	0.7	(1.7)	(0.3)	(1.4)	(0.1)	0.9	(0.9)
Underlying loss ratio *	69.1	69.5	72.2	74.9	76.5	78.5	82.3	82.1	71.4	79.8
Expense ratio	24.2	22.9	21.7	20.6	20.4	20.7	20.4	21.0	22.3	20.6
Effect of amortization of purchased intangibles	(0.3)	(0.4)	(0.4)	(0.4)	(0.5)	(0.4)	(0.5)	(0.5)	(0.3)	(0.5)
Underlying expense ratio *	23.9	22.5	21.3	20.2	19.9	20.3	19.9	20.5	22.0	20.1
Combined ratio	93.5	94.8	95.9	96.0	98.9	102.1	108.3	104.4	95.0	103.4
Effect of catastrophe losses	(0.6)	(3.0)	(3.9)	(1.2)	(0.3)	(2.6)	(4.2)	(1.2)	(2.2)	(2.1)
Effect of non-catastrophe PYRR	0.4	0.6	1.9	0.7	(1.7)	(0.3)	(1.4)	(0.1)	0.9	(0.9)
Effect of amortization of purchased intangibles ("APIA")	(0.3)	(0.4)	(0.4)	(0.4)	(0.5)	(0.4)	(0.5)	(0.5)	(0.3)	(0.5)
Underlying combined ratio *	93.0	92.0	93.5	95.1	96.4	98.8	102.2	102.6	93.4	99.9
Annualized average earned premium ^ ($)	1,500	1,483	1,445	1,393	1,355	1,315	1,273	1,229	1,463	1,303
Average underlying loss (incurred pure premium) * ^ ($)	1,037	1,031	1,043	1,043	1,037	1,032	1,048	1,009	1,045	1,040
Average underlying loss (incurred pure premium) * (% change year-over-year)	—	(0.1)	(0.5)	3.4	(0.7)	8.4	17.4	24.1	0.5	12.1
Average underlying loss (incurred pure premium) and expense * ^ ($)	1,395	1,364	1,351	1,325	1,306	1,299	1,301	1,261	1,366	1,302
New issued applications by channel (in thousands) ^										
Exclusive agency	671	675	628	605	549	582	574	589	2,579	2,294
Independent agency	562	597	562	555	493	525	489	482	2,276	1,989
Direct	579	620	538	510	356	398	415	463	2,247	1,632
Total	1,812	1,892	1,728	1,670	1,398	1,505	1,478	1,534	7,102	5,915
Allstate brand										
Average premium - gross written ^ ($)	858	852	841	823	794	772	737	726	843	757

The Allstate Corporation 4Q24 Supplement

9

The Allstate Corporation
Homeowners Profitability Measures and Statistics

($ in millions, except ratios)	Three months ended								Twelve months ended	
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Allstate Protection										
Premiums written	$ 3,624	$ 4,073	$ 3,845	$ 2,874	$ 3,144	$ 3,525	$ 3,381	$ 2,534	$ 14,416	$ 12,584
Net premiums earned	3,548	3,403	3,255	3,154	3,077	2,969	2,883	2,810	13,360	11,739
Underwriting income (loss)	1,070	60	(375)	564	1,169	(131)	(1,307)	(534)	1,319	(803)
Operating ratios and reconciliations to underlying ratios										
Loss ratio	46.9	76.3	90.3	60.3	39.4	82.4	125.0	98.5	68.1	85.4
Effect of catastrophe losses	(8.9)	(36.2)	(49.6)	(17.6)	(0.7)	(29.6)	(75.9)	(51.6)	(27.8)	(38.6)
Effect of non-catastrophe prior year reserve reestimates ("PYRR")	(1.1)	0.4	1.9	1.3	0.3	(1.5)	(1.4)	0.5	0.5	(0.5)
Underlying loss ratio *	36.9	40.5	42.6	44.0	39.0	51.3	47.7	47.4	40.8	46.3
Expense ratio	22.9	21.9	21.2	21.8	22.6	22.0	20.3	20.5	22.0	21.4
Effect of amortization of purchased intangibles	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	(0.4)	(0.3)	(0.3)	(0.4)
Underlying expense ratio *	22.6	21.6	20.9	21.5	22.3	21.6	19.9	20.2	21.7	21.0
Combined ratio	69.8	98.2	111.5	82.1	62.0	104.4	145.3	119.0	90.1	106.8
Effect of catastrophe losses	(8.9)	(36.2)	(49.6)	(17.6)	(0.7)	(29.6)	(75.9)	(51.6)	(27.8)	(38.6)
Effect of non-catastrophe PYRR	(1.1)	0.4	1.9	1.3	0.3	(1.5)	(1.4)	0.5	0.5	(0.5)
Effect of amortization of purchased intangibles ("APIA")	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	(0.4)	(0.3)	(0.3)	(0.4)
Underlying combined ratio *	59.5	62.1	63.5	65.5	61.3	72.9	67.6	67.6	62.5	67.3
New issued applications by channel (in thousands)										
Exclusive agency	227	260	241	218	191	211	202	196	946	800
Independent agency	54	63	61	48	54	69	59	50	226	232
Direct	37	39	32	25	19	22	19	19	133	79
Total	318	362	334	291	264	302	280	265	1,305	1,111
Allstate brand										
Average premium - gross written ($)	2,111	2,050	1,993	1,912	1,872	1,851	1,800	1,706	2,021	1,812

The Allstate Corporation 4Q24 Supplement

10

The Allstate Corporation Protection Services Segment Results ($ in millions) Three months ended Twelve months ended Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2023 Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2024 Dec. 31, 2023 Protection Services Net premiums written $ 816 $ 678 $ 676 $ 627 $ 728 $ 658 $ 658 $ 619 $ 2,797 $ 2,663 Premiums earned $ 658 $ 639 $ 613 $ 612 $ 587 $ 569 $ 549 $ 538 $ 2,522 $ 2,243 Other revenue 148 110 98 85 76 75 84 84 441 319 Intersegment insurance premiums and service fees 57 49 39 35 36 34 35 33 180 138 Net investment income 26 24 23 21 20 19 18 16 94 73 Claims and claims expense (160) (166) (157) (158) (160) (166) (153) (153) (641) (632) Amortization of deferred policy acquisition costs (328) (304) (296) (289) (279) (269) (259) (251) (1,217) (1,058) Operating costs and expenses (330) (280) (246) (234) (225) (225) (218) (221) (1,090) (889) Restructuring and related charges (1) — — (1) (2) (3) — (1) (2) (6) Income tax (expense) benefit on operations (20) (15) (19) (17) (49) (8) (15) (11) (71) (83) Less: net income (loss) attributable to noncontrolling interest — (1) — — — (1) — — (1) (1) Adjusted net income ^ (1) 50 58 55 54 4 27 41 34 217 106 Depreciation 5 5 6 6 6 6 6 6 22 24 Restructuring and related charges 1 — — 1 2 3 — 1 2 6 Income tax expense (benefit) on operations 20 15 19 17 49 8 15 11 71 83 Adjusted earnings before taxes, depreciation and restructuring * $ 76 $ 78 $ 80 $ 78 $ 61 $ 44 $ 62 $ 52 $ 312 $ 219 Allstate Protection Plans Net premiums written $ 648 $ 519 $ 518 $ 470 $ 578 $ 487 $ 481 $ 439 $ 2,155 $ 1,985 Premiums earned $ 497 $ 480 $ 453 $ 439 $ 414 $ 392 $ 373 $ 361 $ 1,869 $ 1,540 Revenue ^ 528 512 483 464 439 416 399 385 1,987 1,639 Claims and claims expense (123) (129) (120) (114) (113) (116) (106) (105) (486) (440) Amortization of deferred policy acquisition costs (219) (196) (188) (180) (170) (159) (148) (141) (783) (618) Other costs and expenses ^ (130) (139) (122) (117) (113) (114) (103) (103) (508) (433) Restructuring and related charges (1) — 1 (1) — (1) — — (1) (1) Income tax (expense) benefit on operations (18) (10) (13) (12) (5) (7) (11) (8) (53) (31) Less: net income (loss) attributable to noncontrolling interest — (1) — — — (1) — — (1) (1) Adjusted net income $ 37 $ 39 $ 41 $ 40 $ 38 $ 20 $ 31 $ 28 $ 157 $ 117 Allstate Dealer Services Revenue $ 147 $ 146 $ 148 $ 146 $ 146 $ 146 $ 148 $ 148 $ 587 $ 588 Adjusted net income (loss) 4 5 6 6 (33) 5 6 7 21 (15) Allstate Roadside Revenue $ 54 $ 53 $ 51 $ 66 $ 66 $ 69 $ 66 $ 64 $ 224 $ 265 Adjusted net income 10 10 8 11 7 7 6 4 39 24 Arity Revenue $ 121 $ 74 $ 52 $ 39 $ 32 $ 29 $ 35 $ 37 $ 286 $ 133 Adjusted net income (loss) (3) 1 (2) (4) (5) (6) (3) (4) (8) (18) Allstate Identity Protection Revenue $ 39 $ 37 $ 39 $ 38 $ 36 $ 37 $ 38 $ 37 $ 153 $ 148 Adjusted net income (loss) 2 3 2 1 (3) 1 1 (1) 8 (2) (1) Adjusted net income is the GAAP segment measure. The Allstate Corporation 4Q24 Supplement 11

The Allstate Corporation
Allstate Health and Benefits Segment Results and Other Statistics

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Allstate Health and Benefits										
Accident and health insurance premiums and contract charges	$ 482	$ 487	$ 474	$ 478	$ 467	$ 463	$ 453	$ 463	$ 1,921	$ 1,846
Other revenue [1]	144	123	121	134	141	104	101	101	522	447
Net investment income	26	26	25	23	22	20	21	19	100	82
Accident, health and other policy benefits	(337)	(317)	(291)	(296)	(286)	(262)	(258)	(265)	(1,241)	(1,071)
Amortization of deferred policy acquisition costs	(35)	(37)	(32)	(42)	(36)	(39)	(34)	(41)	(146)	(150)
Operating costs and expenses	(234)	(232)	(224)	(225)	(232)	(197)	(210)	(203)	(915)	(842)
Restructuring and related charges	—	(2)	—	(1)	(1)	(2)	—	(4)	(3)	(7)
Income tax expense on operations	(11)	(11)	(15)	(15)	(15)	(18)	(16)	(14)	(52)	(63)
Adjusted net income	$ 35	$ 37	$ 58	$ 56	$ 60	$ 69	$ 57	$ 56	$ 186	$ 242
Interest credited to contractholder funds	(9)	(8)	(8)	(9)	(8)	(8)	(9)	(8)	(34)	(33)
Benefit ratio ^	68.0 %	63.4 %	59.7 %	60.0 %	59.5 %	54.9 %	55.0 %	55.5 %	62.8 %	56.2 %
Adjusted net income										
Employer voluntary benefits	$ 21	$ 19	$ 28	$ 17	$ 24	$ 28	$ 26	$ 22	$ 85	$ 100
Group health	2	13	28	28	16	26	24	29	71	95
Individual health	12	5	2	11	20	15	7	5	30	47
Total	$ 35	$ 37	$ 58	$ 56	$ 60	$ 69	$ 57	$ 56	$ 186	$ 242
Premiums and contract charges										
Employer voluntary benefits	$ 243	$ 248	$ 246	$ 248	$ 248	$ 253	$ 245	$ 255	$ 985	$ 1,001
Group health	123	120	120	118	112	111	110	107	481	440
Individual health	116	119	108	112	107	99	98	101	455	405
Total	$ 482	$ 487	$ 474	$ 478	$ 467	$ 463	$ 453	$ 463	$ 1,921	$ 1,846

[1] Reflects commission revenue, administrative fees, agency fees and technology fees from the group health and individual health business.

The Allstate Corporation 4Q24 Supplement

12

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended Twelve months ended Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2023 Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2024 Dec. 31, 2023 Other revenue $ 16 $ 17 $ 19 $ 20 $ 20 $ 20 $ 23 $ 23 $ 72 $ 86 Net investment income 24 25 21 18 24 23 27 31 88 105 Operating costs and expenses (35) (39) (47) (42) (53) (39) (45) (1) (48) (163) (185) (1) Restructuring and related charges (3) (3) 2 (1) (3) (8) (1) (1) (5) (13) Interest expense (101) (104) (98) (97) (107) (88) (98) (86) (400) (379) Income tax benefit on operations 22 23 29 25 43 18 20 18 99 99 Preferred stock dividends (29) (29) (30) (29) (29) (36) (37) (26) (117) (128) Adjusted net loss $ (106) $ (110) $ (104) $ (106) $ (105) $ (110) $ (111) $ (89) $ (426) $ (415) (1) Excludes settlement costs for non-recurring litigation that is outside of the ordinary course of business. The Allstate Corporation 4Q24 Supplement 13

The Allstate Corporation
Investment Position and Results

($ in millions)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024	Dec. 31, 2023	Sept. 30, 2023	June 30, 2023	March 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Investment position										
Fixed income securities, at fair value	$ 52,747	$ 53,961	$ 52,576	$ 50,777	$ 48,865	$ 46,771	$ 45,550	$ 44,103	$ 52,747	$ 48,865
Equity securities ^	4,463	2,091	2,216	2,383	2,411	2,419	2,290	2,174	4,463	2,411
Mortgage loans, net	784	765	815	815	822	830	823	781	784	822
Limited partnership interests ^	9,255	8,925	8,730	8,562	8,380	8,363	8,150	7,971	9,255	8,380
Short-term, at fair value	4,537	6,994	5,288	4,318	5,144	3,368	5,137	6,722	4,537	5,144
Other investments, net	824	866	979	1,004	1,055	1,608	1,718	1,724	824	1,055
Total	$ 72,610	$ 73,602	$ 70,604	$ 67,859	$ 66,677	$ 63,359	$ 63,668	$ 63,475	$ 72,610	$ 66,677
Net investment income										
Fixed income securities	$ 614	$ 587	$ 571	$ 526	$ 492	$ 457	$ 422	$ 390	$ 2,298	$ 1,761
Equity securities	27	17	18	15	28	15	21	11	77	75
Mortgage loans	9	9	9	9	10	9	8	8	36	35
Limited partnership interests	160	138	103	199	53	190	122	134	600	499
Short-term investments	74	87	62	67	59	59	69	66	290	253
Other investments	35	25	25	21	48	41	39	41	106	169
Investment income, before expense	919	863	788	837	690	771	681	650	3,407	2,792
Investment expense	(86)	(80)	(76)	(73)	(86)	(82)	(71)	(75)	(315)	(314)
Net investment income	$ 833	$ 783	$ 712	$ 764	$ 604	$ 689	$ 610	$ 575	$ 3,092	$ 2,478
Pre-tax yields on fixed income securities ^ [1]	4.4 %	4.3 %	4.3 %	4.1 %	4.0 %	3.7 %	3.6 %	3.4 %	4.3 %	3.7 %
Net gains (losses) on investments and derivatives, pre-tax by transaction type										
Sales	$ (75)	$ 116	$ (90)	$ (111)	$ (120)	$ (63)	$ (130)	$ (120)	$ (160)	$ (433)
Credit losses	(3)	(12)	(16)	(115)	(30)	(20)	(37)	(12)	(146)	(99)
Valuation change of equity investments	(112)	119	18	70	129	(34)	23	198	95	316
Valuation change and settlements of derivatives	(11)	20	(15)	(8)	(56)	31	(7)	(52)	(14)	(84)
Total	$ (201)	$ 243	$ (103)	$ (164)	$ (77)	$ (86)	$ (151)	$ 14	$ (225)	$ (300)
Total return on investment portfolio ^ [1]										
Net investment income	1.1 %	1.1 %	1.0 %	1.1 %	0.9 %	1.1 %	1.0 %	0.9 %	4.3 %	3.9 %
Valuation-interest bearing	(2.1)	2.5	(0.3)	(0.7) [2]	3.5	(1.5)	(0.8)	1.1	(0.7) [2]	2.3
Valuation-equity investments	(0.1)	0.1	—	0.1	0.2	—	—	0.4	0.2	0.5
Total	(1.1) %	3.7 %	0.7 %	0.5 %	4.6 %	(0.4) %	0.2 %	2.4 %	3.8 %	6.7 %
Fixed income securities portfolio duration ^ (in years) [1]	5.2	5.1	4.9	4.8	4.7	4.5	4.4	4.0		
Fixed income securities portfolio duration including interest rate derivative positions (in years) [1]	5.3	5.3	5.0	4.9	4.8	4.6	4.4	4.0		
Fixed income and short-term investments duration including interest rate derivative positions (in years) [1]	4.9	4.7	4.6	4.6	4.3	4.3	3.9	3.5		

[1] Beginning in the third quarter of 2024 calculations include investments held for sale.

[2] Includes (0.2%) impact related to the $123 million credit loss for the carrying value of the surplus notes issued by Adirondack Insurance Exchange and New Jersey Skylands Insurance Association (together "Reciprocal Exchanges") in the first quarter and twelve months of 2024.

The Allstate Corporation 4Q24 Supplement

14

The Allstate Corporation Investment Position and Results by Strategy ($ in millions) As of or for the three months ended As of or for the twelve months ended Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Dec. 31, 2023 Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2024 Dec. 31, 2023 Investment Position Market-based ^ Interest-bearing investments ^ $ 58,068 $ 61,747 $ 58,781 $ 56,035 $ 55,025 $ 51,661 $ 52,191 $ 52,337 $ 58,068 $ 55,025 Equity securities 3,797 1,400 1,539 1,722 1,768 1,986 1,850 1,765 3,797 1,768 LP and other alternative investments ^ 285 148 162 158 141 198 201 214 285 141 Total $ 62,150 $ 63,295 $ 60,482 $ 57,915 $ 56,934 $ 53,845 $ 54,242 $ 54,316 $ 62,150 $ 56,934 Performance-based ^ Private equity (1) $ 8,411 $ 8,191 $ 8,064 $ 7,891 $ 7,752 $ 7,551 $ 7,381 $ 7,168 $ 8,411 $ 7,752 Real estate 2,049 2,116 2,058 2,053 1,991 1,963 2,045 1,991 2,049 1,991 Total $ 10,460 $ 10,307 $ 10,122 $ 9,944 $ 9,743 $ 9,514 $ 9,426 $ 9,159 $ 10,460 $ 9,743 Investment income Market-based Interest-bearing investments $ 705 $ 691 $ 649 $ 609 $ 578 $ 546 $ 519 $ 481 $ 2,654 $ 2,124 Equity securities 25 16 16 13 25 15 16 14 70 70 LP and other alternative investments (2) (3) 1 2 4 1 6 1 12 4 20 Income for yield calculation $ 727 $ 708 $ 667 $ 626 $ 604 $ 567 $ 536 $ 507 $ 2,728 $ 2,214 Pre-tax yield (3) 4.5% 4.5% 4.4% 4.3% 4.2% 4.0% 3.8% 3.6% 4.4% 3.9 % Performance-based Private equity $ 138 $ 130 $ 119 $ 196 $ 66 $ 131 $ 112 $ 105 $ 583 $ 414 Real estate 54 25 2 15 20 71 31 37 96 159 Investment income, before expense 192 155 121 211 86 202 143 142 679 573 Investee level expenses (25) (12) (14) (10) (26) (16) (16) (16) (61) (74) Income for yield calculation $ 167 $ 143 $ 107 $ 201 $ 60 $ 186 $ 127 $ 126 $ 618 $ 499 Pre-tax yield 6.5% 5.6% 4.3% 8.2% 2.5% 7.9% 5.5% 5.5% 6.2% 5.3 % Total return on investment portfolio Market-based (3) (1.5) % 4.2% 0.7% 0.3% (4) 5.4% (0.8) % 0.1% 2.6% 3.7% (4) 7.3 % Performance-based 2.1 1.5 1.0 2.3 0.4 2.8 1.0 1.6 6.9 5.8 Internal rate of return ^ Performance-based 10 year 11.4% 11.2% 11.5% 11.7% 12.0% 12.5% 12.6% 12.7% 5 year 12.1 11.5 11.6 12.1 12.0 12.2 12.1 12.1 3 year 7.3 9.4 11.7 14.3 17.3 19.3 19.6 16.0 1 year 6.3 4.3 4.9 5.6 4.6 5.7 4.2 5.9 (1) Includes infrastructure investments of $1.33 billion as of December 31, 2024. (2) Net of any investee level expenses. (3) Beginning in the third quarter of 2024 calculations include investments held for sale. (4) Includes (0.2%) impact related to the $123 million credit loss for the carrying value of the surplus notes issued by Adirondack Insurance Exchange and New Jersey Skylands Insurance Association (together “Reciprocal Exchanges”) in the first quarter and twelve months of 2024. The Allstate Corporation 4Q24 Supplement 15

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income (loss) is net income (loss) applicable to common shareholders, excluding: • Net gains and losses on investments and derivatives • Pension and other postretirement remeasurement gains and losses • Amortization or impairment of purchased intangibles • Gain or loss on disposition • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, amortization or impairment of purchased intangibles, gain or loss on disposition and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Gain or loss on disposition is excluded because it is non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors, and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Average underlying loss (incurred pure premium) and average underlying loss (incurred pure premium) and expense per policy are calculated as the underlying loss ratio and the underlying combined ratio (non-GAAP ratios), respectively, multiplied by the annualized GAAP earned premium ("annualized average earned premium”). We believe that these measures are useful to investors and are used by management for the same reasons noted above for the underlying loss and underlying combined ratios. The components of the calculation are available on the "Auto Profitability Measures and Statistics" page. The Allstate Corporation 4Q24 Supplement 16

Definitions of Non-GAAP Measures (continued) Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of the adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. We believe it is useful for investors to evaluate this ratio which is linked to a long-term expense ratio improvement commitment through 2024. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors, and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income (loss) return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 4Q24 Supplement 17

Glossary Consolidated Operations Accident and health insurance premiums and contract charges are reported in the Allstate Health and Benefits segment and include employer voluntary benefits, group health and individual health products. Adjusted net income is the GAAP segment measure used for the Protection Services, Allstate Health and Benefits, and Corporate and Other segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines, commercial lines and other business lines insurance products, as well as consumer product protection plans, roadside assistance and automotive protection and insurance products. Property-Liability Annualized average earned premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid- term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. New issued applications: Item counts of automobile and homeowner insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage, non-proprietary life and annuity products, and lender-placed products. Protection Services Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, revenue earned from external customers and net investment income. Allstate Health and Benefits Benefit ratio is accident, health and other policy benefits less interest credited to contractholder funds, divided by premiums and contract charges. Employer voluntary benefits includes supplemental life and health products offered through workplace enrollment. Group health includes health products and administrative services sold to employers. Individual health includes short-term medical and other health products sold directly to individuals. Investments Duration measures the price sensitivity of assets and liabilities to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the investee financial statements. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, including infrastructure investments, and real estate, most of which were limited partnerships. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre- tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivative instruments, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage and bank loans divided by the average fair value balances. The Allstate Corporation 4Q24 Supplement 18